UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 2014

                       ENVISION SOLAR INTERNATIONAL, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                        000-53204                26-1342810
-------------------------------- --------------------------  -------------------
 (State or other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02.  DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION
                     OF  DIRECTORS;   APPOINTMENT  OF  CERTAIN   OFFICERS;
                     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On April 2, 2014, Mr. Jack Schneider accepted an appointment as a new director of Envision Solar International, Inc. (the "Company"), to be effective that day.

         COMPENSATION ARRANGEMENTS. In consideration for Mr. Schneider's acceptance to serve as a director of the Company, the Company agreed to grant 1,000,000 restricted shares of its common stock to Mr. Schneider, subject to the terms and conditions set forth in the Restricted Stock Grant Agreement, a copy of which is attached to this Report as Exhibit 10.1, including but not limited to the following vesting schedule: 166,672 shares on April 1, 2014 and then 69,444 shares on the last day of each calendar quarter thereafter commencing on June 30, 2014.

         BIOGRAPHICAL INFORMATION. From 1976 to 2011, Mr. Schneider was a Managing Director at Allen & Co. LLC, the premier investment house in the media and entertainment sector. Following a brief retirement period, and starting in August 2012, Mr. Schneider has been with Dominick & Dominick, LLC. Mr. Schneider has been on the Board of the National Mentoring Partnership for 12 years, and he has served as Chairman of the Buoniconti Fund to Cure Paralysis for 25 years. He brings a wealth of M&A experience from Allen & Co. and his long-term relationships with other leaders in the technology, media and entertainment community can open doors to new opportunities for Envision. He has been a member of the Advisory Board at Loton, Corp. since October 4, 2013, a member of the Advisory Board at Mandalay Digital Group, Inc. since April 19, 2011, a member of Board of Advisors at IntelliCell BioSciences, Inc. since October 2011, and NeuMedia, Inc. since April 19, 2011. Mr. Schneider served as a director at Stratus Media Group, Inc. from October 2012 to December 9, 2013. Further, Mr. Schneider pioneered The Allen & Company Sun Valley Conference, widely considered one of the most influential gatherings of international business leaders, annually.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d)      Exhibits

                  10.1 Restricted Stock Agreement between the Company and Jack Schneider, dated April 2, 2014.



                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENVISION SOLAR INTERNATIONAL, INC.


Date: April 7, 2014                 By: /s/ Desmond Wheatley
                                    --------------------------------------------
                                    Desmond Wheatley, Chief Executive Officer



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